                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

    Filed by the Registrant /X/
    Filed by a party other than the Registrant / /

    Check the appropriate box:
    / /  Preliminary Proxy Statement
    / / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
    /X/  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / / Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                         Access Anytime BanCorp. Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  No fee required

/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
     and 0-11

    (1) Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------
    (2) Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------
    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------------
    (4) Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------
    (5) Total fee paid:

        ------------------------------------------------------------------------

/ / Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount Previously Paid:

        ------------------------------------------------------------------------
    (2) Form, Schedule or Registration Statement No.:

        ------------------------------------------------------------------------
    (3) Filing Party:

        ------------------------------------------------------------------------
    (4) Date Filed:

        ------------------------------------------------------------------------

                          ACCESS ANYTIME BANCORP, INC.

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                             TO BE HELD MAY 20, 1999

The Annual Meeting of Stockholders of ACCESS ANYTIME BANCORP, INC. (the "Company") will be held at Clovis Community College's Town Hall, 417 Schepps Boulevard, Clovis, New Mexico, on Thursday, May 20, 1999, at 9:00 a.m., local time.

A Revocable PROXY and PROXY STATEMENT for the meeting are enclosed.

         The meeting is for the purpose of considering and acting upon:

         1.  The election of four directors of the Company.

         2. The ratification of the appointment of Robinson Burdette Martin & Cowan, L.L.P. as independent public accountants to audit the consolidated financial statements of the Company and its subsidiaries for the fiscal year ending December 31, 1999.

         3. Such other matters as may properly come before the meeting or any adjournments thereof.

Any action may be taken on any one of the foregoing proposals at the meeting on the date specified above and all adjournments thereof. Stockholders of record at the close of business on April 2, 1999 are the stockholders entitled to vote at the meeting and any adjournments thereof.

You are requested to fill in and sign the enclosed PROXY which is solicited by the Board of Directors and to mail it promptly in the enclosed envelope. The PROXY will not be used if you attend the meeting and vote in person.

                                    BY ORDER OF THE BOARD OF DIRECTORS



                                    Kathy Allenberg,
                                    Corporate Secretary

Clovis, New Mexico
April 9, 1999

------------------------------------------------------------------------------

                             YOUR VOTE IS IMPORTANT

THE PROMPT RETURN OF PROXIES WILL SAVE THE COMPANY THE EXPENSE OF FURTHER REQUESTS FOR PROXIES IN ORDER TO INSURE A QUORUM. A SELF-ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. NO POSTAGE IS REQUIRED IF MAILED IN THE
UNITED STATES.

------------------------------------------------------------------------------

                                PROXY STATEMENT
                                     FOR
                         ACCESS ANYTIME BANCORP, INC.
                               801 PILE STREET
                           CLOVIS, NEW MEXICO 88101
                                (505) 762-4417
                        ANNUAL MEETING OF STOCKHOLDERS
                                 MAY 20, 1999


     This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Access Anytime BanCorp, Inc. (the "Company") to be used at the Annual Meeting of Stockholders of the Company which will be held at Clovis Community College's Town Hall, 417 Schepps Boulevard, Clovis, New Mexico, on Thursday, May 20, 1999 at 9:00 a.m., local time. The accompanying Notice of Annual Meeting and this Proxy Statement are being first mailed to stockholders on or about April 9, 1999.

     The Company is a Delaware corporation, which was organized in 1996 for the purpose of becoming the thrift holding company of First Savings Bank, F.S.B. (the "Bank"). The Bank's Board of Directors later approved a name change for the Bank to "FIRSTBANK". The Company owns all of the outstanding stock of the Bank, which is the Company's principal asset.

                              VOTING INFORMATION

     Stockholders who execute proxies retain the right to revoke them at any time. Unless so revoked, the shares represented by such proxies will be voted at the meeting and all adjournments thereof. Proxies may be revoked by written notice to the Corporate Secretary of the Company or the filing of a later proxy prior to a vote being taken on a particular proposal at the meeting. A written notice of revocation of a proxy should be sent to the Corporate Secretary, Access Anytime BanCorp, Inc., P.O. Box 1569, 801 Pile Street, Clovis, New Mexico 88101, and will be effective if received by the Corporate Secretary prior to the meeting. A previously submitted proxy will also be revoked if a stockholder attends the meeting and votes in person. Proxies solicited by the Board of Directors of the Company will be voted as directed by the stockholder or, in the absence of such direction, proxies will be voted "FOR" the nominees for director set forth herein and "FOR" the approval of the appointment of Robinson Burdette Martin & Cowan, L.L.P. as independent public accountants, and as determined by a majority of the Board of Directors with respect to any other matter(s) coming before the meeting.

     Stockholders of record as of the close of business on April 2, 1999, are entitled to one vote for each share then held. As of April 2, 1999, the Company had 1,235,579 shares of common stock issued and outstanding. With respect to the election of directors, a stockholder may, by properly completing the enclosed proxy, vote in favor of all nominees or withhold his or her votes as to all nominees or as to specific nominees. Directors will be elected by the affirmative vote of a majority of the shares represented at the meeting in person or by proxy and entitled to vote in an election of directors. Cumulative voting is permitted in the election of directors, and allows a stockholder to cumulate the total number of votes he or she may cast in the election of directors and cast any number of those votes for one or more of the nominees. If a stockholder desires to exercise such cumulative voting rights, the stockholder must clearly state on his or her proxy the intent to exercise those rights and vote accordingly. The persons voting the proxies will have sole discretion in determining whether a stockholder has clearly marked his or her proxy with respect to cumulative or other voting, and if a proxy is not clearly marked, the stockholder may be contacted for clarification.

      Ratification of the hiring by the Board of Directors of Robinson Burdette Martin & Cowan, L.L.P. as the independent public accountants for the 1999 fiscal year will be by the affirmative vote of a majority of the shares represented at the meeting in person or by proxy and entitled to vote on the ratification of the external auditors.

     All other matters properly coming before the meeting will be decided by the affirmative vote of a majority of the shares represented at the meeting in person or by proxy and entitled to vote on such matters, except as otherwise required by law or by the Company's Certificate of Incorporation or Bylaws.

     The votes will be counted by the inspectors appointed by the Board of Directors, who will determine, among other things, the number of votes necessary for the stockholders to take action in accordance with the foregoing requirements and the votes withheld or cast for or against each matter. All properly executed proxies and ballots, regardless of the nature of the vote or absence of the vote indication thereon (but not including broker non-votes), will be counted in determining the number of shares represented at the meeting. Abstentions clearly stated on a proxy and broker non-votes will not be counted as affirmative votes, but the failure to give clear voting instructions on a proxy (as opposed to clearly stating an intent to abstain from voting) will result in the proxy being voted "FOR" the nominees for director identified herein and in favor of the other proposal set forth herein. An abstention from voting on a matter by a shareholder present in person or represented by proxy at the meeting has the same legal effect as a vote AGAINST the matter even though the shareholder or interested parties analyzing the results of the voting may interpret such a vote differently. Shares not voted by brokers and other entities holding shares on behalf of beneficial owners will not be counted in calculating voting results on those matters for which the broker or other entity has not voted. A majority of the shares of the Company entitled to vote, represented in person or by proxy, shall constitute a quorum under the Company's Bylaws.

     The Company is not aware of any arrangements the operation of which might at a subsequent date result in a change in control of the Company.

     Under Securities and Exchange Commission rules, a proxy may confer discretionary authority to vote on a matter if the Company did not have notice of the matter at least 45 days before the date on which the Company first mailed its proxy statement for the prior year's annual meeting of stockholders (in this case, such date would be February 25, 1999), and a specific statement is made to that effect in the proxy statement.

                    PRINCIPAL HOLDERS OF VOTING SECURITIES

     Persons and groups owning in excess of 5% of the Company's common stock are required to file certain reports regarding such ownership pursuant to the Securities Exchange Act of 1934, as amended. Based upon such reports and upon the Company's stock ownership records and available information concerning non-objecting beneficial owners, management knows of the following persons who owned more than 5% of the Company's outstanding shares of common stock as of April 2, 1999. Ownership is direct unless otherwise specified. Shown below are the shares of common stock beneficially owned by all executive officers and directors (including Mr. Corzine, Mr. Huey, and Mr. Lydick who are listed separately below) of the Company as a group as of April 2, 1999. Individual beneficial ownership of shares by the Company's directors is set forth under "Proposal 1 - Election of Directors".

    Name and Address of         Amount and Nature of     Percent of Shares of Capital
      Beneficial Owner         Beneficial Ownership (1)      Stock Outstanding (1)
    -------------------        ------------------------  ----------------------------
Group filing by:
Jeffrey L. Gendell                     121,400(3)                    9.8%
Tontine Financial Partners, L.P.
Tontine Management, L.L.C.
Tontine Overseas Associates, L.L.C.
200 Park Avenue, Suite 3900
New York, NY 10166

Norman R. Corzine                       92,313(6)(7)(8)              7.2%
P.O. Box 16005
Albuquerque, NM 8791

Ken Huey, Jr.                           76,240(6)(7)                 6.0%
P.O. Box 1572
Clovis, NM 88102

Robert Chad Lydick                      71,177(4)(5)(7)              5.7%
P.O. Box 1386
Clovis, NM 88102

Drs. Moss, Boese & Abshere              70,889(2)                    5.7%
P.O. Box 1508
Clovis, NM 88102

All Executive Officers                 406,047(2)(5)(7)             29.13%
and Directors as a Group (10 persons)

(1) Shares of common stock subject to options currently exercisable, or exercisable within sixty (60) days, are deemed outstanding for computing the percentage of ownership of the person holding the options, but not deemed outstanding for computing the percentage of ownership of any other person.

(2) Includes shares owned by spouses of the named beneficial owners or as custodian or trustee for minor children or self-directed retirement accounts, as to which shares the named individuals effectively exercise shared voting and investment powers.

(3) Based on Schedule 13-D/A filing, dated January 28, 1999, made with the Securities and Exchange Commission by such group. Such Schedule 13-D/A filing indicates shared voting and dispositive powers for 73,400 shares by Tontine Financial Partners, L.P., shared voting and dispositive powers for 73,400 shares by Tontine Management, L.L.C., shared voting and dispositive powers for 48,000 shares by Tontine Overseas Associates, L.L.C., and shared voting and dispositive powers for 121,400 shares by Jeffrey L. Gendell. The Company makes no representation as to the accuracy or completeness of such information.

(4) Mr. Lydick has shared voting and dispositive powers over all of these shares with his spouse and/or his father.

(5) Does not includes stock units pursuant to the Non-Employee Director Retainer Plan for the Board of Directors, under which plan the directors will receive common stock upon termination of service on the Board or upon termination of the plan. See "DIRECTORS' COMPENSATION" for further discussion.

(6) Includes 3,337 shares held for Mr. Corzine and 695 shares held for Mr. Huey in their respective accounts pursuant to the Bank's profit sharing/employee stock ownership [401(k)] plan. Such amounts reflect the 2% stock dividend of October 31, 1997.

(7) Reference is made to footnote (9) to the table under "Proposal 1 - Election of Directors" for details as to shares which such persons have the right to acquire within sixty days pursuant to stock options.

(8) Does not include shares held in a Rabbi Trust established in connection with the Bank's executive savings plan, which is a deferred compensation plan.

                         PROPOSAL 1 - ELECTION OF DIRECTORS

     THE BOARD OF DIRECTORS URGES YOU TO VOTE "FOR" THE NOMINEES FOR THE BOARD OF DIRECTORS DESCRIBED BELOW. Proxies will be so voted unless stockholders specify otherwise in their proxies. Directors will be elected by an affirmative vote of a majority of the shares represented at the meeting in person or by proxy and entitled to vote in the election of directors.

     The Board has set the number of directors at ten. At the meeting, there will be four director positions available to vote on. The Nominating Committee of the Board of Directors has nominated four incumbent directors, Mr. James A. Clark, Mr. Norman R. Corzine, Mr. Robert Chad Lydick, and Mr. Allan M. Moorhead to stand for re-election to fill the four available positions with terms expiring in 2002.

     Pursuant to the Company's Bylaws (Article II, Section 13), nominations may be made by stockholders to be voted upon at the meeting if they are made in writing and delivered to the Corporate Secretary of the Company at least five days prior to the date of the meeting. Upon delivery, such nominations shall be posted in a conspicuous place in each office of the Company. Ballots bearing the names of all persons nominated by the Nominating Committee (being the four nominees listed above) and by stockholders shall be provided for use at the meeting. A stockholder wishing to vote for a person nominated for director by a stockholder must attend the meeting and vote in person. Under federal securities regulations, no proxy shall confer authority to vote for the election of any person to any office for which a bona fide nominee is not named in this Proxy Statement.

     Each of the nominees has consented to being named in this Proxy Statement and to serve if elected. If any nominee is unable to serve, the shares represented by all valid proxies will be voted for the election of such substitute as the Board of Directors may recommend. At this time, the Board of Directors knows of no reason why any named nominee will be unable to serve.

     The following table sets forth for each nominee, for each director continuing in office, and for each executive officer identified in the summary compensation table herein, such person's name, age, principal occupation(s) during the past five years, the year he/she first became a director of the Company or the Bank and the number of shares of the Company's common stock beneficially owned as of April 2, 1999. Ownership is direct unless otherwise specified.

                               UP FOR ELECTION

                                                YEAR                  AMOUNT
                                                FIRST                   AND           PER
                                               ELECTED    TERM       NATURE OF       CENT
                           PRINCIPAL             OR        TO       BENEFICIAL        OF
NAME          AGE         OCCUPATION          APPOINTED  EXPIRE      OWNERSHIP       CLASS
              (1)             (2)             DIRECTOR     (4)      (3)(9)(12)
------------------------------------------------------------------------------------------

James A.      68  Investments; Retired          1997      2002      19,380           1.6%
Clark             President & CEO, First
                  Interstate Bank of
                  Albuquerque, NM, 1985-
                  1991; Director, Bowlins
                  Outdoor Advertising and
                  Travel Centers, Inc.;
                  Chairman, New Mexico Bank
                  & Trust, Albuquerque, NM.

Norman R.     56  Chairman and Chief            1996      2002      92,313 (11)(14)  7.2%
Corzine           Executive Officer of the
                  Company since 1996;
                  Director and Executive
                  Vice President of
                  FIRSTBANK since 1996;
                  Financial consultant with
                  Merrill Lynch, 1993-1995;
                  Director, Applied
                  Research Associates,
                  Inc., Albuquerque, NM;
                  Director, Lovelace
                  Scientific Research,
                  Inc., Albuquerque, NM.

Robert Chad   49  President of Lydick           1987      2002      71,177 (7)       5.7%
Lydick            Engineers and Surveyors,
                  Inc., Clovis, NM;
                  Chairman of FIRSTBANK
                  since 1993.


Allan M.      58  President & CEO,              1997      2002      20,950 (6)       1.7%
Moorhead          Mechanical
                  Representatives, Inc.,
                  Albuquerque, NM, a
                  manufacturing
                  representative of
                  heating, ventilation and
                  air conditioning
                  equipment since 1972.

                             CONTINUING IN OFFICE




                                                 YEAR                AMOUNT
                                                FIRST                  AND         PER
                                              ELECTED OR   TERM     NATURE OF      CENT
                           PRINCIPAL          APPOINTED     TO     BENEFICIAL       OF
NAME          AGE         OCCUPATION           DIRECTOR   EXPIRE    OWNERSHIP     CLASS
              (1)             (2)                                  (3)(9)(12)
------------------------------------------------------------------------------------------

Carl Deaton    74   Retired manager and          1979      2001     37,586  (5)    3.0%
                    majority stockholder of
                    C.B.S. Auto Recyclers
                    and former owner of
                    Clovis Body Shop, Inc.,
                    located in Clovis, NM;
                    Vice Chairman of
                    FIRSTBANK .

Charles        62   President and majority       1985      2000     18,823  (13)   1.5%
Guthals             stockholder of Guthals
                    Co., Inc., a Clovis, NM
                    nursery and landscaping
                    company; Director of
                    FIRSTBANK.

Cornelius      58   Director, President &        1997      2000     19,380         1.6%
Higgins,            CEO, Applied Research
Ph.D.               Associates, Inc.,
                    Albuquerque, NM, a
                    national engineering
                    firm, since 1979.

Ken Huey, Jr.  54   President of the Company     1991      2001     76,240  (11)   6.0%
                    since 1996; President,
                    Chief Executive Officer,
                    and Director of
                    FIRSTBANK since October
                    1991.

Thomas W.      51   President of Tucumcari       1994      2001     20,618  (8)    1.7%
Martin, III         Springwater & Seed Co.,
                    Inc., since 1969 - DBA
                    Taco Box of Clovis and
                    Portales, NM; Director
                    of FIRSTBANK.

David          69   Healthcare Consultant,       1997      2000     29,580  (10)   2.4%
Ottensmeyer         from January 1996;
M.D.                President & CEO, The
                    Lovelace Institutes,
                    Albuquerque, NM, a non-
                    profit medical research
                    institute, July 1991 to
                    December 1995; Director,
                    Exogen.

(1)    As of December 31, 1998.

(2) Nominees and directors have held these vocations or positions for at least five years, unless otherwise noted.

(3) Unless otherwise noted, all shares are owned directly by the named individuals or by their spouses and minor children or self-directed retirement accounts, over which shares the named individuals effectively exercise sole or shared voting and/or investment power.

(4)    Assuming reelection at the meeting.

(5) Mr. Deaton has 23,667 shares held in the Deaton Family Trust, as to which Mr. Deaton shares voting and investment power with his spouse and four children. The amount shown also includes shared voting and investment power that Mr. Deaton may have over 4,739 shares owned by his brother, sister, first son and daughter-in-law, daughter, granddaughter and son-in-law and daughter and granddaughter.

(6) Mr. Moorhead has 9,178 shares held in the Moorhead Family Trust and 2,592 shares held by Mechanical Representatives, Inc., which is controlled by Mr. Moorhead.

(7) Includes 4,323 shares held in Mr. Lydick's and/or his spouse's name and 2,248 shares held in his daughters' names, with shared voting and dispositive powers over all of these shares with his spouse. Also includes 44,880 shares owned by Mr. Lydick's father and 12,546 shares owned by Lydick Engineers & Surveyors, Inc., over which Mr. Lydick has shared voting and dispositive powers with his spouse and/or his father.

(8) Includes 6,358 shares owned by Tucumcari Springwater & Seed Co. Inc., which is controlled by Mr. Martin.

(9) Shares of common stock subject to options currently exercisable, or exercisable within sixty (60) days, are deemed outstanding for computing the percentage of ownership of the person holding the options, but not deemed outstanding for computing the percentage of ownership of any other person. The numbers of shares shown for Mr. Corzine and Mr. Huey include 45,900 shares and 45,900 shares, respectively, granted pursuant to option grants and reflect the 2% stock dividend of October 31, 1997. The number of shares shown for Messrs. Deaton, Martin, Clark, Moorhead, Guthals, and Ottensmeyer include 9,180 shares each under option grants and reflect the 2% stock dividend of October 31, 1997. The number of shares shown for Mr. Lydick and Mr. Higgins include 7,180 and 4,080 shares respectively, held under option grants and reflects the 2% stock dividend of October 31, 1997.

(10)   The shares shown for Dr. Ottensmeyer are held in a family trust.

(11) The shares shown include 3,337 shares held for Mr. Corzine and 695 shares held for Mr. Huey in their respective accounts pursuant to the Bank's profit sharing/employee stock ownership [401(k)] plan. Such amounts reflect the 2% stock dividend of October 31, 1997.

(12) Does not include stock units pursuant to the Non-Employee Director Retainer Plan for the Board of Directors. Stock will not be received under such plan until after termination of a director's service on the Board or termination of the plan. See "DIRECTORS' COMPENSATION" for further discussion. Messrs. Corzine and Huey are not eligible to participate in such plan.

(13) Includes 25 shares owned by Mr. Guthals' daughter, over which Mr. Guthals has shared voting and dispositive powers with his spouse.

(14) Does not include shares held in a Rabbi Trust established in connection with the Bank's executive savings plan, which is a deferred compensation plan.

               MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

     The Board of Directors conducts its business through meetings of the Board and through its committees. During the year ending December 31, 1998, the Board of Directors held four scheduled meetings and one special called Board meeting. All directors attended more than 75% of the total number of these scheduled Board meetings and special Board meetings and committee meetings of the Board on which they served, except Mr. James A. Clark.

     The Executive Committee is currently composed of Messrs. Norm Corzine, Ken Huey, Jr., and Robert Chad Lydick. This committee is empowered to exercise the authority of the Board of

Directors when the Board is not in session. During the year ending December 31, 1998, the Executive Committee of the Company held two meetings.

     The Audit Committee, presently composed of Messrs. Charles Guthals, Carl Deaton, Tom Martin, Jim Clark, and Neil Higgins, is responsible for the review and evaluation of the Company's internal controls and accounting procedures and reviews the Company's audit reports with the Company's external independent auditors. During the year ending December 31, 1998, the Audit Committee held two meetings.

     Under the Company's Bylaws, the Board of Directors acts as the Nominating Committee. The Board of Directors met one time in its capacity as the Nominating Committee during the year ending December 31, 1998. The Nominating Committee does not consider nominees recommended by stockholders.
Article II, Section 13 of the Company's Bylaws provides procedures for nomination of directors by the stockholders. The Bylaws provide that no nomination for director, except those made by the Nominating Committee, shall be voted upon at an annual meeting of stockholders unless other nominations by stockholders are made in writing and delivered to the Corporate Secretary of the Company at least five days prior to the date of the annual meeting. Upon delivery, such nominations shall be posted in a conspicuous place in each office of the Company. However, if the Nominating Committee shall fail or refuse to act at least 20 days prior to an annual meeting, nominations for director may be made at the annual meeting by any stockholder entitled to vote and shall be voted upon.

     The Compensation Committee is composed of Messrs. Norm Corzine, Ken Huey, Jr., Robert Chad Lydick, David Ottensmeyer, Al Moorhead, Neil Higgins, and Charles Guthals. This committee is responsible for reviewing salary administration. Actions taken or recommended by the committee are ratified by the Board of Directors. During the year ending December 31, 1998, the Compensation Committee held two meetings.

                           DIRECTORS' COMPENSATION

     At the May 30, 1997, Annual Meeting, the shareholders of the Company approved a Non-Employee Director Retainer Plan for the Board of Directors. The non-employee directors receive $500 per meeting as director meeting fees, which, under the plan may be taken in part or in whole in common stock of the Company. Common stock units are held under the plan for directors until they cease to serve on the Board, or the plan is terminated, at which time they will receive common stock in the amount of such units. Currently, all eligible directors have elected to receive common stock of the Company as payment for all of their director meeting fees. Mr. Corzine and Mr. Huey, as employees of the Company and the Bank, do not receive director meeting fees or stock under the Non-Employee Director Retainer Plan. As of March 31, 1999, the aggregate shares of common stock units held in the accounts of the eligible directors pursuant to the Non-Employee Director Retainer Plan were 3,911 common stock units including the 2% stock dividend of October 31, 1997. Common stock certificate(s) for shares held in the participant's (director's) stock unit account will be delivered to a participant within ten days from the date a participant ceases to serve on the Board for any reason, or the plan is terminated.

                              EXECUTIVE OFFICERS

NORMAN CORZINE, 56, has been employed by the Company as Chairman and Chief Executive Officer since October 1996. He has also served as Strategic Planning Officer of the Bank since 1996. Currently, he serves as a director and Executive Vice President of the Bank. From 1993 to 1995, he served as Financial Consultant with Merrill Lynch.

KEN HUEY, JR., 54, has been employed by the Bank since October 1991 as President and Chief Executive Officer. Mr. Huey has served as President of the Company since October 1996. He also serves on the Bank's Board of Directors.

                            EXECUTIVE COMPENSATION

     The following table sets forth information regarding compensation paid by the Company (and the Bank) to the Company's executive officers for services rendered during the three (3) fiscal years ending December 31, 1998.

----------------------------------------------------------------------------------------------
                              SUMMARY COMPENSATION
----------------------------------------------------------------------------------------------
                                                                   Long Term
                      Annual Compensation                        Compensation
                                                                    Awards
----------------------------------------------------------------------------------------------
 Name and Principal                                               Securities
   Position as of                                  Other Annual   Underlying      All Other
 December 31, 1998     Year      Salary     Bonus  Compensation   Options(3)   Compensation(4)
                                   $          $        (2)$            #              $
----------------------------------------------------------------------------------------------
NORM CORZINE(1)        1998     126,300(5)    0         371            0            8,733
Chairman and           1997      96,300       0         375          45,900         8,496
Chief  Executive       1996      90,938       0         928           5,100           0
Officer
----------------------------------------------------------------------------------------------
KEN HUEY, JR.(1)       1998     128,700(5)    0         603            0              902
President and Chief    1997      98,700       0         639          45,900         1,237
Financial Officer      1996      91,072       0         473           5,100            42
----------------------------------------------------------------------------------------------

(1) In 1998, Mr. Corzine and Mr. Huey were compensated by the Company at a monthly rate of $3,000. The remainder of their compensation shown was pursuant to their Employment Contracts with the Bank, which are discussed elsewhere in this Proxy Statement.

(2) The Bank provides Mr. Corzine and Mr. Huey with automobiles for both business and personal use, and Mr. Corzine's and Mr. Huey's allowances for the personal use of that automobile during 1998 were $371 and $603, respectively. A similar allowance was provided to Mr. Corzine and Mr. Huey by the Bank in 1997 and 1996. However, the aggregate amount of all perquisites and other personal benefits, including personal use of the automobile, is less than either $50,000 or 10% of each executive officer's total salary and bonus as specified above.

(3) Includes shares under option grants and the stock dividend of October 31, 1997.

(4) Amounts shown include premiums paid on insurance policies and contributions by the Bank to the account of each of the named executive officers under the Bank's profit sharing/employee stock ownership plan, which plan is open to all full-time employees, and contributions to the account of Mr. Corzine under the executive savings plan.

(5) These amounts include amounts deferred at the election of the named executive officer under the Bank's profit sharing/employee stock ownership [401(k)] plan (in the case of Mr. Corzine and Mr. Huey) and the executive savings plan (in the case of Mr. Corzine).

     There were no stock options granted to the Company's executive officers during fiscal year 1998. No Stock Appreciation Rights ("SARs") were granted during fiscal year 1998.

     The following table provides information as to stock options exercised (as of exercise date) by the Company's executive officers during fiscal year ended December 31, 1998 and the value of the options held by the executive officers on December 31, 1998.

------------------------------------------------------------------------------------------------------
                      AGGREGRATED OPTION EXERCISES IN LAST FISCAL YEAR AND FY-END
                                             OPTION VALUES
------------------------------------------------------------------------------------------------------
                                            Number of Securities              Value of Unexercised
                                           Underlying Unexercised                 In-the-Money
                                              Options at FY-End                 Options at FY-End
                                                      #                                 $
------------------------------------------------------------------------------------------------------
              Shares
            Acquired on      Value
   Name     Exercise(4)   Realized(4)  Exercisable(4)    Unexercisable   Exercisable(4)  Unexercisable
                 #             $              #                #                $              $
------------------------------------------------------------------------------------------------------
               5,100        22,950(1)         0                0                0              0
   NORM          0             0           25,500              0            41,437(3)          0
  CORZINE        0             0           20,400              0                0              0
------------------------------------------------------------------------------------------------------
               5,100        8,925(2)          0                0                0              0
   KEN           0             0           25,500              0            41,437(3)          0
HUEY, JR.        0             0           20,400              0                0              0
------------------------------------------------------------------------------------------------------

   (1) Represents the aggregate market value (market price of the common stock less the exercise price) of the options granted based upon the exercise price of the options ($5.50 per share) and the last trade of $10.00 per share of the common stock as reported on the NASDAQ System on August 3, 1998, the date the options were exercised.

   (2) Represents the aggregate market value (market price of the common stock less the exercise price) of the options granted based upon the exercise price of the options ($5.50 per share) and the last trade of $7.25 per share of the common stock as reported on the NASDAQ System on December 24, 1998, the date the options were exercised.

   (3) Represents the aggregate market value (market price of the common stock less the exercise price) of the options granted based upon the exercise price of the options ($5.625 per share) and the last trade of $7.25 per share of the common stock as reported on the NASDAQ System on December 31,1998.

   (4)  Numbers reflect the 2% stock dividend declared on October 31, 1997.

              EMPLOYMENT CONTRACTS AND TERMINATION OF EMPLOYMENT
                      AND CHANGE-IN-CONTROL ARRANGEMENTS

     Effective December 1, 1997, Kenneth J. Huey, Jr's. employment agreement was extended for a two-year period to allow him to continue as President and Chief Executive Officer of the Bank and President and Chief Financial Officer of the Company. The Bank and the Company may terminate the agreement at any time with or without cause. In the event the officer is terminated without cause, the agreement provides that the terminated officer will receive compensation equal to said officer's salary and employee benefits for the remainder of the term of the agreement. The total compensation upon departure, for any reason, will not exceed three times the officer's average annual compensation, based on the five most recent taxable years. However, in the case of termination for cause, the Bank and the Company will only pay accrued salary and other vested benefits due said officer as of the date of termination.

     Norm Corzine also entered into a two-year extension of his employment agreement as Executive Vice President and Strategic Planning Officer with the Bank and Chairman and Chief Executive Officer of the Company through December 1999. The terms of such agreement are similar to those described above for the agreement with Mr. Huey.

                  TRANSACTIONS WITH THE COMPANY AND THE BANK

     Certain of the Company's executive officers, directors, nominees for director, or 5% stockholders and their respective immediate family members had transactions in excess of $60,000 originated during the last two years with the Company or the Bank. Director Allan Moorhead obtained a home mortgage loan in the amount of $120,000. Director Moorhead's son, Jason Moorhead, obtained a home mortgage loan in the amount of $188,000. Director Carl Deaton obtained a home mortgage loan for $75,000 and business loans totaling $30,150 for a total of $105,150. Director Deaton's current balances total approximately $70,381. Director Carl Deaton's son, David Deaton, obtained a home mortgage loan for $87,000, and business loans totaling $152,104, and he had a mortgage loan, since 1987, for $30,000 on an investment property. Mr. David Deaton's current balances total approximately $243,550. Director Tom Martin obtained an equity line of credit for $25,000, a home mortgage loan of $150,000, and a business loan of $35,644 for a total of $210,644. Currently, director Martin only has a home mortgage loan with a balance of approximately $146,500. Director David Ottensmeyer obtained a construction loan for a new home in the amount of approximately $531,000. Director Cornelius Higgins obtained a home mortgage loan for $405,000. The Bank has loans outstanding to certain of the executive officers, directors, nominees for director and 5% stockholders which were originated more than two years ago, all of which have terms in accordance with applicable regulations and the Bank's normal lending policies and none of which are in default.

     All loans made by the Bank to directors, officers, employees, and related parties of the Bank and its subsidiaries are made in accordance with Regulation "0" promulgated by the Federal Reserve Board and the Bank's normal lending policies.

     In addition to the foregoing, the Bank services certain loans involving various of its executive officers, directors, nominees for director, and 5% stockholders, and their respective immediate family members, for which the Bank may receive a servicing fee. However, the Bank may not be a party to such loans, but is merely the servicing agent for the holder of the loans.

             PROPOSAL 2 - RATIFICATION OF APPOINTMENT OF AUDITORS

     The Board of Directors has heretofore hired Robinson Burdette Martin & Cowan, L.L.P., Independent Public Accountants, to be its external auditors for the 1999 fiscal year, subject to ratification by the Company's stockholders. A representative of Robinson Burdette Martin & Cowan, L.L.P., is expected to be present at the Annual Meeting, will have the opportunity to make a statement if he desires to do so, and will be available to respond to appropriate questions.

     During the 1998 fiscal year, Robinson Burdette Martin & Cowan, L.L.P. provided services to the Company and the Bank in connection with its annual external audit function, which included an examination of the consolidated financial statements, assistance in preparation of reports filed on behalf of the Company and the Bank with the Office of Thrift Supervision and the Securities and Exchange Commission (the "SEC") and meeting with the Company's Audit Committee relative to the audit.

THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" THE APPROVAL OF THE APPOINTMENT OF ROBINSON BURDETTE MARTIN & COWAN, L.L.P., AS EXTERNAL AUDITORS.

                                OTHER MATTERS

     The Board of Directors is not aware of any business to come before the meeting other than those matters described above in this Proxy Statement. However, if any other matters should properly come before the meeting, it is intended that proxies in the accompanying form will be voted in respect thereof as determined by a majority of the Board of Directors.

           SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's directors and executive officers, and persons who own more than 10% of a registered class of the registrant's equity securities, to file with the SEC initial reports of ownership and reports of changes in ownership of equity securities of the registrant. Officers, directors, and greater than 10% shareholders are required to furnish the Company with copies of all Section 16(a) forms they file.

     To the Company's knowledge, based solely on review of the copies of such reports furnished to the Company with respect to the fiscal year ended December 31, 1998, all Section 16(a) requirements applicable to officers, directors, and greater than 10% shareholders were complied with, except that one transaction in 1997 by Thomas W. Martin, III was reported late on an amended Form 4 in 1999.

                                  MISCELLANEOUS

     The cost of solicitation of proxies will be borne by the Company. In addition to solicitation by mail, directors, officers, and employees of the Company may solicit proxies personally or by telephone without additional compensation.

     All stockholders of record as of the close of business on April 2, 1999 are being mailed the Company's Annual Report along with this proxy statement. Any stockholder who has not received a copy of such Annual Report may obtain a copy by writing to the Company. Such Annual Report is not to be treated as a part of the proxy solicitation material nor as having been incorporated herein by reference.

                             STOCKHOLDER PROPOSALS

     In order to be eligible for inclusion in the Company's proxy materials for next year's Annual Meeting of Stockholders, any stockholder proposal to take action at such meeting must be received at the Company's Main Office at 801 Pile Street, P.O. Box 1569, Clovis, New Mexico, 88101 no later than December 10, 1999. Any such proposals shall be subject to the requirements of the proxy rules adopted under the Securities Exchange Act of 1934, as amended. A shareholder proposal submitted outside the processes of such rules will be considered untimely if notice is received by the Company after February 25, 2000, and the proxy for such meeting may confer discretionary authority to vote on a matter for which notice is not received in a timely manner.

                                       BY ORDER OF THE BOARD OF DIRECTORS

                                       /s/ Kathy Allenberg

                                       Kathy Allenberg
                                       Corporate Secretary

Clovis, New Mexico
April 9, 1999


                                  FORM 10-KSB

A COPY OF THE COMPANY'S FORM 10-KSB FOR THE FISCAL YEAR ENDING DECEMBER 31, 1998 (THE "1998 10-KSB"), AS FILED WITH THE SEC, IS INCLUDED AS PART OF THE 1998 ANNUAL REPORT TO STOCKHOLDERS AND ACCOMPANIES THE INITIAL MAILING OF THIS PROXY STATEMENT TO THE STOCKHOLDERS. IN ADDITION, A COPY OF THE 1998 10-KSB WILL BE FURNISHED WITHOUT CHARGE TO STOCKHOLDERS AS OF THE RECORD DATE UPON WRITTEN REQUEST TO KATHY ALLENBERG, CORPORATE SECRETARY, ACCESS ANYTIME BANCORP, INC., P.O. BOX 1569, 801 PILE STREET, CLOVIS, NEW MEXICO 88101.

                                            REVOCABLE PROXY

                                      ACCESS ANYTIME BANCORP, INC.

                           PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

  I     The undersigned does hereby  constitute and appoint Norman R. Corzine and Kenneth J. Huey, Jr., and each of
  N     them, true and lawful  attorney-in-fact and proxy for the undersigned, with full power of substitution to
  S     represent and vote the Common Stock of the  undersigned at the Annual Meeting of Shareholders of ACCESS
  T     ANYTIME BANCORP, INC. to be held at the Clovis Community College's Town Hall, 417 Schepps Boulevard,
  R     Clovis, New Mexico, on Thursday, May 20, 1999, at 9:00 a.m., local time and at any adjournments thereof on
  U     all matters coming before said meeting.
  C
  T     This  proxy,  when  properly  executed,  will be voted in the  manner  directed  herein by the  undersigned
  I     shareholder.  IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1 AND 2.
  O
  N     PLEASE DATE AND SIGN EXACTLY AS NAME APPEARS  HEREON.  WHEN SIGNING AS ATTORNEY, EXECUTOR, ADMINISTRATOR,
  S     TRUSTEE, GUARDIAN, ETC., GIVE FULL TITLE. IF STOCK IS HELD JOINTLY, EACH OWNER SHOULD SIGN. IF STOCK IS
        OWNED BY A CORPORATION, PLEASE SIGN FULL CORPORATE NAME BY DULY AUTHORIZED OFFICER. IF A PARTNERSHIP,
        PLEASE SIGN IN PARTNERSHIP NAME BY AUTHORIZED PERSON. A VOTE FOR THE FOLLOWING PROPOSALS IS RECOMMENDED BY
        THE BOARD OF DIRECTORS.

                  1.     ELECTION OF DIRECTORS:
                         (MR. JAMES A. CLARK, MR. NORMAN R. CORZINE, MR. ROBERT CHAD LYDICK,
                         AND MR. ALLAN M. MOORHEAD)

                         MARK ONE:    ______ FOR all nominees listed above.

                                      ______ FOR all nominees listed above except

                                             ____________________________________.

                                      ______ WITHHOLD AUTHORITY to vote
                                             for all nominees listed above.

                  2.     SELECTION OF ROBINSON BURDETTE MARTIN & COWAN, L.L.P.
                         AS INDEPENDENT PUBLIC ACCOUNTANTS FOR THE CURRENT YEAR.

                         / / FOR             / / AGAINST          / / ABSTAIN

                  3.     IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED
                         TO VOTE UPON SUCH OTHER MATTERS AS MAY PROPERLY
                         COME BEFORE THIS MEETING OR ANY ADJOURNMENT OR
                         ADJOURNMENTS THEREOF.


                                                 -----------------------------
                                                 Signature

                                                 -----------------------------
                                                 Signature

                                                 Dated: ________________, 1999

--------------------------------------------------------------------------------------------

     PLEASE MARK, SIGN, DATE AND RETURN THE PROXY PROMPTLY, USING THE ENCLOSED ENVELOPE

--------------------------------------------------------------------------------------------